UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2014

Date of Report

(Date of earliest event reported)

THAT MARKETING SOLUTION, INC.

 (Exact name of registrant as specified in its charter)

NEVADA	333-184795	99-0379615
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4535 South 2300 East, Suite B

Salt Lake City, Utah  84117

 (Address of Principal Executive Offices)

(866) 731-8882

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2014, the Company’s sole director, Darren Lopez, resolved to appoint Louis J. Zant, III:  (i) to fill a vacancy on the Board of Directors to serve as the Chairman of the Board; and (ii) serve as the Company’s Chief Executive Officer, and to serve in such capacities until the next annual meetings of the Company’s stockholders and Board of Directors, respectively, or until his prior resignation or termination.  Mr. Zant consented to serve in such capacities on the same date.

Mr. Zant is 62 years of age.  In 2009, he co-founded NexBoom Universe Marketing & Branding Company, where he was one of the three directors handling all branding and marketing efforts for a large number of clients looking for ways to use social media and other forms of digital technology to mass market their products and services.  From January, 2013, through October, 2013, Mr. Zant was the acting Chief Marketing Officer of Well-Med Global, a start-up direct sales company based in Anaheim, California.  From October, 2013, to December, 2013, he served as President of Innovative Software Technologies, Inc. (“INIV”), where he created a new brand package for the company’s collection of products, which included a social media marketing service offered to small businesses to help them maintain brand awareness in their local markets.  INIV has a class of securities registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended.  Since February, 2014, Mr. Zant has worked as a private marketing consultant.

There are no family relationships between Mr. Zant and any other director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Since the beginning of the Company’s last fiscal year, there have been no transactions, and there are no currently proposed transactions, in which the Company was or is to be a participant and the amount exceeds $120,000 and in which Mr. Zant had or will have a direct or indirect material interest.

On September 23, 2014, the Company issued a press release disclosing Mr. Zant’s appointments.  See the Exhibit Index, Item 9.01 of this Current Report

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description of Exhibit

99

Press release dated September 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THAT MARKETING SOLUTION,

INC., a Nevada corporation

Date:  September 25, 2014

/s/ Darren Lopez

                        Darren Lopez, President